                                                                     Exhibit 4.1

                  [LOGO OF ADVANTAGE LEARNING SYSTEMS, INC.]

[NUMBER]                                                                                [SHARES]

SEE REVERSE SIDE FOR
CERTAIN DEFINITIONS             INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN       CUSIP 00757K-10-0

                                          Advantage Learning Systems, Inc.

                 AUTHORIZED COMMON SHARES OF 50,000,000           PAR VALUE $0.01 EACH

This to certify that
                                   SPECIMEN
is the owner of
FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF ADVANTAGE LEARNING SYSTEMS, INC. transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
     In Witness Whereof the Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

Dated

     Richard W. Fickey                                            Judith A. Paul
                 Secretary                                              Chairman


Countersigned and Registered:
      FIRSTAR TRUST COMPANY
           (Milwaukee, WI) Transfer Agent

By


                     Authorized Signature

     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

UNIF GIFT MIN ACT___________Custodian_____________
                   (Cust)              (Minor)
                  Under Uniform Gift to Minors.

                                  Act = ________
                                        (State)

UNIF TRANS MIN ACT___________Custodian_____________
                    (Cust)              (Minor)
                  Under Uniform Transfer to Minors

                                  Act = ________
                                        (State)

     TEN COM = as tenants in common
     TEN ENT = as tenants by the entities
     JT TEN = as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

     For Value Received ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares

of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Date________________________            X_________________________________
                                         SIGNATURE

                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRE-SPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

_________________________________
      SIGNATURE GUARANTEED

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR STOCK
BROKER AFFILIATED WITH ONE OF THE MAJOR STOCK EXCHANGES


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